Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Greenlane Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nicholas Kovacevich, the Chief Executive Officer of the Company, and I, Darshan Dahya, the Chief Accounting Officer of the Company, certify, to our knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2022	/s/ NICHOLAS KOVACEVICH
Nicholas Kovacevich
Chief Executive Officer
(Principal Executive Officer)

/s/ DARSHAN DAHYA
Darshan Dahya
Chief Accounting Officer
(Principal Financial Officer)